UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): April 8, 2011

First Financial Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-17122	57-0866076
(State or other jurisdiction of incorporation)	Commission File Number	IRS Employer I.D. Number

2440 Mall Drive, Charleston, South Carolina, 29406
(Address of principal executive officers)

Registrant's telephone number (including area code): (843) 529-5933

Not applicable
(Former name or former address, if changed since last report)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 -- Regulation FD

          Item 7.01 Regulation FD Disclosure

          In the press release dated April 8, 2011, First Financial Holdings, Inc. announced a conference call on Friday, April 29, 2011 at 9:00 a.m. E.D.T. to discuss its second quarter financial results.

Section 9 -- Financial Statements and Exhibits

          Item 9.01 Financial Statements and Exhibits

           (d) Exhibits.

                     Exhibit (99.1). Press release dated April 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC

/s/ Blaise B. Bettendorf
Blaise B. Bettendorf
Executive Vice President
and Chief Financial Officer

Date: April 8, 2011

EXHIBIT INDEX

Exhibit Number	Description
99.1	First Financial Holdings, Inc. announces conference call on Friday, April 29, 2011 to discuss its second quarter financial results.